UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D. C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15 (d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 11, 2015

SunEdison, Inc.

(Exact Name of Registrant as Specified in its Charter)

Delaware	1-13828	56-1505767
(State or other jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

13736 Riverport Dr. Maryland Heights, Missouri	63043
(Address of principal executive offices)	(Zip Code)

(314) 770-7300

(Registrant’s telephone number, including area code)

Not Applicable.

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provision (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01	Regulation FD Disclosure.

On May 11, 2015, SunEdison, Inc. (“SunEdison”) issued a press release announcing that it intends to offer $375 million aggregate principal amount of convertible senior notes due 2023 and $375 million aggregate principal amount of convertible senior notes due 2025, subject to market and other conditions, in a private placement. A copy of this press release is furnished herewith as Exhibit 99.1 and incorporated herein by reference.

In addition, SunEdison provided the following information to certain investors today, May 11, 2015: SunEdison is reviewing strategic alternatives to more effectively align its structure as a sponsor in a long term asset ownership platform, through its TerraForm platform. The most efficient and commonly utilized structure by sponsors of yield vehicles is the general partnership (“GP”) structure in a master limited partnerships (“MLP”). SunEdison is considering a range of alternatives that will drive greater value and enable the efficient return of capital to shareholders, while maximizing its growth opportunities. SunEdison’s board authorized this strategic review. SunEdison expects to conclude its strategic review before the end of the year. However, no specific timetable has been set, and there can be no assurance that any transaction will take place. Likewise, no decision has been made on the timing or terms of any such transaction if one were to occur. SunEdison announced this review of its strategic alternatives in the press release furnished herewith as Exhibit 99.2, which is incorporated by reference herein.

Additionally, relevant materials will be posted today, May 11, 2015 and available at the Company’s website at www.sunedison.com.

The information in Item 7.01 of this Current Report, including Exhibit 99.1 and Exhibit 99.2 attached hereto, is furnished pursuant to Item 7.01 of Form 8-K and shall not be deemed “filed” for any other purpose, including for purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liabilities of that section.

This information shall not be deemed to be incorporated by reference into any filing of the registrant under the Securities Act of 1933 or the Exchange Act regardless of any general incorporation language in such filing.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description

99.1	Press Release announcing the private placement, issued May 11, 2015.

99.2	Press Release announcing the strategic alternatives, issued May 11, 2015.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

SUNEDISON, INC.

Date: May 11, 2015	By:	/s/ Martin H. Truong
	Name:	Martin H. Truong
	Title:	Senior Vice President, General Counsel and Corporate Secretary

Exhibit Index

Exhibit Number	Description

99.1	Press Release announcing the private placement, issued May 11, 2015.

99.2	Press Release announcing the strategic alternatives, issued May 11, 2015.